Exhibit 10.1
SIXTH AMENDMENT TO CREDIT AGREEMENT
This Sixth Amendment to Credit Agreement (“Sixth Amendment”) is made as of this 6th day of May, 2011, by and among PMFG, Inc. (“Holdings”), Borrowers (as defined below), which are listed on attached Schedule 1, the Lenders (as defined below) signatory hereto and Comerica Bank, as Agent for the Lenders (in such capacity, the “Agent”).
RECITALS
A. Holdings, Peerless Mfg. Co. (the “Company”), PMC Acquisition, Inc. (“PMC Acquisition”), and, following the execution and delivery by any other Subsidiary (as defined in the Credit Agreement), and acceptance by the Agent, from time to time, of a Credit Agreement Joinder Agreement from such Subsidiary, collectively with the Company, PMC Acquisition and each such Subsidiary, the “Borrowers” and each individually, a “Borrower”) are party to that certain Revolving Credit and Term Loan Agreement dated April 30, 2008, with the financial institutions from time to time signatory thereto (individually a “Lender,” and any and all such financial institutions collectively the “Lenders”) and Agent (as amended or otherwise modified from time to time, the “Credit Agreement”).
B. Borrowers have requested that Agent and the Lenders make certain amendments to the Credit Agreement as set forth herein and Agent and the Lenders are willing to do so, but only on the terms and conditions set forth in this Sixth Amendment.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Borrowers, Agent and the Lenders agree as follows:
1. The following definition in Section 1 of the Credit Agreement is hereby amended and restated as follows:
“Consolidated Fixed Charges” shall mean, as of any date of determination, the sum, without duplication, of (i) all cash Consolidated Interest Expense paid or payable by any Credit Party in respect of such period on the Consolidated Funded Debt and in respect of Hedging Transactions less interest income (including, without limitation, income earned under Hedging Transactions plus losses incurred under Hedging Transactions), in each case for the four consecutive fiscal quarters ending on the applicable date of determination plus (ii) all installments of principal or other sums due and payable by any Credit Party with respect to the Consolidated Funded Debt (including principal payments in respect of the Term Loan and the principal component of obligations under Capitalized Leases, but excluding voluntary prepayments of the Term Loan), during the four consecutive fiscal quarters ending on the applicable date of determination plus (iii) all Distributions paid in cash by any Credit Party during the four consecutive fiscal quarters ending on the applicable date of determination (other than Distributions paid to the holders of Holdings’ Series A convertible preferred stock that were permitted to be paid pursuant to Section 8.5(d) of this Agreement, provided, however that, any such Distributions that were paid during calendar year 2011 before May 6, 2011, shall be deemed to be permitted under Section 8.5(d) so long as the Credit Parties were in compliance with clauses (iii) and (iv) of Section 8.5(d)) plus (iv) all Purchases made in cash by any Credit Party during the four consecutive fiscal quarters ending on the applicable date of determination.

2. The Lenders hereby waive any Default or Event of Default arising solely from the Borrowers’ failure to comply with (a) Sections 7.9(a) and (b) of the Credit Agreement for the fiscal quarter ended April 2, 2011, (b) Section 8.5 of the Credit Agreement to the extent Holdings made any Distributions to holders of its Series A convertible preferred stock during calendar year 2011 before the date hereof at a time when such Section 8.5 would have prohibited such Distributions and (c) Section 7.7(a) of the Credit Agreement solely for failure to give notice of any Defaults or Events of Defaults described in the foregoing clauses (a) and (b).
3. This Sixth Amendment shall become effective (according to the terms hereof) on the date (the “Sixth Amendment Effective Date”) that the following conditions have been fully satisfied by Borrowers (the “Conditions”):
(a)
Agent shall have received via facsimile or electronic mail (followed by the prompt delivery of original signatures) counterpart originals of this Sixth Amendment, in each case duly executed and delivered by the Agent, Borrowers and the Lenders.

(b)
Borrowers shall have paid (i) to the Agent for distribution to each Lender a nonrefundable amendment fee in an amount equal to ten (10) basis points on such Lender’s Percentage of the Revolving Credit Aggregate Commitment and Term Loan and (ii) to the Agent all fees and other amounts, if any, that are due and owing to the Agent as of the Sixth Amendment Effective Date in accordance with the Loan Documents.

4. Borrowers hereby certify to the Agent and the Lenders as of the Sixth Amendment Effective Date and after giving effect to this Amendment, that (a) execution and delivery of this Sixth Amendment and the other Loan Documents required to be delivered hereunder, and the performance by Borrowers of their obligations under the Credit Agreement as amended hereby (herein, as so amended, the “Amended Credit Agreement”) are within the Borrowers’ powers, have been duly authorized, are not in contravention of law or the terms of its articles of incorporation or bylaws or other organizational documents of the parties thereto, as applicable, and except as have been previously obtained do not require the consent or approval, material to the amendments contemplated in this Sixth Amendment, of any governmental body, agency or authority, and the Amended Credit Agreement and the other Loan Documents required to be delivered hereunder will constitute the valid and binding obligations of such undersigned parties enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law), (b) the representations and warranties set forth in Section 6 of the Amended Credit Agreement are true and correct on and as of the Sixth Amendment Effective Date (except to the extent such representations specifically relate to an earlier date), and (c) on and as of the Sixth Amendment Effective Date, after giving effect to this Sixth Amendment, no Default or Event of Default shall have occurred and be continuing.

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5. Except as specifically set forth above, this Sixth Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Amended Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants), any of the Notes issued thereunder or any of the other Loan Documents. Except as specifically set forth above, this Sixth Amendment shall not constitute a waiver or release by the Agent or the Lenders of any right, remedy, Default or Event of Default under or a consent to any transaction not meeting the terms and conditions of the Amended Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents or affect in any manner whatsoever any rights or remedies of the Lenders with respect to any non-compliance by Borrowers or any Guarantor with the Amended Credit Agreement or the other Loan Documents, whether in the nature of a Default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction. Borrowers hereby confirm that each of the Collateral Documents continues in full force and effect and secures, among other things, all of its obligations, liabilities and indebtedness owing to the Agent and the Lenders under the Credit Agreement and the other Loan Documents (where applicable, as amended herein).
6. Borrowers hereby acknowledge and agree that this Sixth Amendment and the amendments contained herein do not constitute any course of dealing or other basis for altering any obligation of Borrowers, any other Credit Party, any Guarantor or any other party or any rights, privilege or remedy of the Lenders under the Credit Agreement, any other Loan Document, any other agreement or document, or any contract or instrument.
7. Except as specifically defined to the contrary herein, capitalized terms used in this Sixth Amendment shall have the meanings set forth in the Credit Agreement.
8. This Sixth Amendment may be executed in counterpart in accordance with Section 13.9 of the Credit Agreement and shall be considered a “Loan Document” within the meaning of the Credit Agreement.
9. This Sixth Amendment shall be construed in accordance with and governed by the laws of the State of Texas.

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WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK, as Agent

By:	/s/ Kelly Cowherd

	Name:	Kelly Cowherd
	Title:	Vice President

Signature page to Sixth Amendment

PMFG, INC.

By:	/s/ Peter Burlage

	Name:	Peter Burlage
	Title:	President & CEO

PEERLESS MFG. CO.

By:	/s/ Peter Burlage

	Name:	Peter Burlage
	Title:	President & CEO

PMC ACQUISITION, INC.

By:	/s/ Peter Burlage

	Name:	Peter Burlage
	Title:	President & CEO

NITRAM ENERGY, INC.

By:	/s/ Peter Burlage

	Name:	Peter Burlage
	Title:	President & CEO

BOS-HATTEN, INC.

By:	/s/ Peter Burlage

	Name:	Peter Burlage
	Title:	President & CEO

BURGESS — MANNING, INC.

By:	/s/ Peter Burlage

	Name:	Peter Burlage
	Title:	President & CEO

Signature page to Sixth Amendment

BURMAN MANAGEMENT, INC.

By:	/s/ Peter Burlage

	Name:	Peter Burlage
	Title:	President & CEO

Signature page to Sixth Amendment

LENDERS:
COMERICA BANK, as a Lender, Issuing Lender
and Swing Line Lender

	By:	/s/ Kelly Cowherd

		Name:	Kelly Cowherd
		Title:	Vice President

Signature page to Sixth Amendment

MB FINANCIAL BANK, N.A.

By:	/s/ Evelyn Guzman

	Name:	Evelyn Guzman
	Title:	Assistant Vice President

Signature page to Sixth Amendment

CITIBANK N.A.

By:	/s/ Deborah Purvin

	Name:	Deborah Purvin
	Title:	Senior Vice President

Signature page to Sixth Amendment

SCHEDULE 1
Peerless Mfg. Co.
PMC Acquisition, Inc.
Nitram Energy, Inc.
Bos-Hatten, Inc.
Burgess — Manning, Inc.
Burman Management, Inc.